UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ___________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 2, 2004
                Date of Report (Date of Earliest Event Reported)


                              CALLAWAY GOLF COMPANY
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   1-10962                    95-3797580
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



                              2180 Rutherford Road
                             Carlsbad, CA 92008-7328
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 2, 2004, Ronald A. Drapeau resigned as the Chairman and Chief Executive Officer of Callaway Golf Company.

         On August 2, 2004, William C. Baker was appointed Chairman of the Board of Directors and interim Chief Executive Officer.

         On August 2, 2004, the Company issued a press release entitled, "Callaway Golf CEO and Chairman Ron Drapeau Resigns; William C. Baker, Longest Tenured Board Member, to Assume Role of Chairman and Interim CEO." A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS.

         (c)   Exhibits:

         The following exhibits are filed with this report on Form 8-K:

         Exhibit No.             Description
         -----------             -----------

            99.1 Press release, dated August 2, 2004, entitled, "Callaway Golf CEO and Chairman Ron Drapeau Resigns; William C. Baker, Longest Tenured Board Member, to Assume Role of Chairman and Interim CEO."




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2004                      CALLAWAY GOLF COMPANY



                                           By: /s/ Steven C. McCracken
                                               ---------------------------------
                                               Steven C. McCracken
                                               Senior Executive Vice President,
                                               Chief Legal Officer and Secretary

                                  Exhibit Index


99.1 Press release, dated August 2, 2004, entitled "Callaway Golf CEO and Chairman Ron Drapeau Resigns; William C. Baker, Longest Tenured Board Member, to Assume Role of Chairman and Interim CEO."